UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2025, the Board of Directors (the “Board”) of Soluna Holdings, Inc. (the “Company”) appointed Agnieska Budzyn to serve as a member of the Board, effective immediately.

As a member of the Board (i) Ms. Budzyn will receive cash compensation of $7,500 per quarter, and (ii) on October 15, 2025, Ms. Budzyn was granted 135,000 restricted stock awards subject to a three-year vesting period, with the first vesting date for 1/3 of the grant amount to occur on September 1, 2026.

There are no family relationships between Ms. Budzyn and any Company director or executive officer, and no arrangements or understandings between Ms. Budzyn and any other person pursuant to which she was selected as a director. Ms. Budzyn is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

Press Release

On October 21, 2025, the Company issued a press release announcing the appointment of Ms. Budzyn to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Ask Me Anything Session

This Current Report on Form 8-K is intended to be a public announcement of the Company’s publication of an “Ask Me Anything” (“AMA”) session which the Company posted to its website on October 21, 2025. During the AMA session, the Company’s management answered questions from investors regarding matters relevant to the Company. The AMA session is available under the “For Investors” section of the Company’s website and the AMA session transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and in Exhibits 99.1 and 99.2 attached hereto will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933 or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 21, 2025
99.2	AMA Session Transcript, dated October 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: October 21, 2025	By:	/s/ David C. Michaels
David C. Michaels
Chief Financial Officer
(principal financial officer)